UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

February 25, 2010

Date of Report (Date of earliest event reported):

APPLE INC.

(Exact Name of Registrant as Specified in its Charter)

California	000-10030	94-2404110
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Infinite Loop Cupertino, California 95014

(Address of Principal Executive Offices) (Zip Code)

(408) 996-1010

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)	Compensatory Arrangements of Certain Officers.

2003 Employee Stock Plan Amendments

The Board of Directors (the “Board”) of Apple Inc. (the “Company”) previously approved, subject to shareholder approval, amendments to the Company’s 2003 Employee Stock Plan (the “2003 Plan”) that would (1) increase the number of shares of the Company’s common stock that may be delivered pursuant to awards granted under the 2003 Plan by an additional 36,000,000 shares, and (2) extend the Company’s authority to grant awards under the 2003 Plan intended to qualify as “performance-based awards” within the meaning of Section 162(m) of the U.S. Internal Revenue Code through the 2015 annual meeting of shareholders. According to the preliminary results from the Company’s Annual Meeting of Shareholders held on February 25, 2010 (the “Annual Meeting”), the Company’s shareholders approved these amendments to the 2003 Plan. The foregoing description of the amendments is qualified in its entirety by reference to the text of the amended version of the 2003 Plan, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

1997 Director Stock Plan Amendments

The Board previously approved, subject to shareholder approval, amendments to the Company’s 1997 Director Stock Option Plan, which has been renamed the 1997 Director Stock Plan (the “Director Plan”), that would (1) permit the Company to grant awards of restricted stock units under the Director Plan, (2) effective for grants on or after February 25, 2010, replace the automatic initial and annual grants of stock options under the Director Plan with automatic initial and annual grants of restricted stock units (“RSUs”) under the Director Plan, (3) modify the Director Plan’s existing share-counting provision so that RSUs granted are deducted from the shares available for grant under the Director Plan utilizing a factor of two times the number of RSUs granted, and (4) extend the term of the Director Plan to November 9, 2019. According to the preliminary results from the Annual Meeting, the Company’s shareholders approved these amendments to the Director Plan. The foregoing description of the amendments is qualified in its entirety by the text of the amended version of the Director Plan, which is filed as Exhibit 10.2 hereto and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

At the Annual Meeting, management Proposals 1, 2, 3, 4 and 5 were approved, and shareholder Proposals 6 and 7 were not approved. The proposals below are described in detail in the Company’s definitive proxy statement dated January 12, 2010 for the Annual Meeting. Abstentions and broker non-votes were counted for purposes of determining whether a quorum was present. Only “FOR” and “AGAINST” votes were counted for purposes of determining the votes received in connection with each proposal, and therefore broker non-votes and abstentions had no effect on the proposal relating to the election of directors. In the case of each of the other proposals, broker non-votes and abstentions had no effect on determining whether the affirmative vote constituted a majority of the shares present or represented by proxy and voting at the Annual Meeting. Approval of these other proposals also required the affirmative vote of a majority of the shares necessary to constitute a quorum, however, and therefore broker non-votes and abstentions could have prevented the approval of these other proposals because they did not count as affirmative votes.

The results are as follows:

Proposal 1

The individuals listed below received the highest number of affirmative votes of the outstanding shares of the Company’s common stock present or represented by proxy and voting at the Annual Meeting, in each case constituting a majority of the total outstanding shares, and were elected at the Annual Meeting to serve a one-year term on the Board.

	For	Authority Withheld	Broker Non-Vote
William V. Campbell	561,082,136	25,143,880	160,153,156
Millard S. Drexler	572,034,942	14,191,074	160,153,156
Albert A. Gore, Jr.	576,040,215	10,185,801	160,153,156
Steven P. Jobs	578,425,773	7,800,243	160,153,156
Andrea Jung	550,863,522	35,362,494	160,153,156
Arthur D. Levinson, Ph.D.	553,558,416	32,667,600	160,153,156
Jerome B. York	563,954,460	22,271,556	160,153,156

Proposal 2

The management proposal to amend the 2003 Plan, as described in the proxy materials. This proposal was approved with approximately 90.98% of the shares present or represented and voting at the Annual Meeting voting for the proposal and approximately 9.02% of the shares voting against the proposal.

For	Against	Abstained	Broker Non-Vote
532,575,739	52,829,138	819,359	160,154,936

Proposal 3

The management proposal to amend the Director Plan, as described in the proxy materials. This proposal was approved with approximately 94.36% of the shares present or represented and voting at the Annual Meeting voting for the proposal and approximately 5.64% of the shares voting against the proposal.

For	Against	Abstained	Broker Non-Vote
551,895,103	32,975,763	1,353,369	160,154,937

Proposal 4

The management proposal to hold an advisory vote on executive compensation, as described in the proxy materials. This proposal was approved with approximately 99.19% of the shares present or represented and voting at the Annual Meeting voting for the proposal and approximately 0.81% of the shares voting against the proposal.

For	Against	Abstained	Broker Non-Vote
736,635,685	5,995,942	3,746,345	1,200

Proposal 5

The management proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2010, as described in the proxy materials. This proposal was approved with approximately 99.71% of the shares present or represented and voting at the Annual Meeting voting for the proposal and approximately 0.29% of the shares voting against the proposal.

For	Against	Abstained	Broker Non-Vote
741,937,488	2,148,264	2,293,420	—

Proposal 6

The shareholder proposal requesting that the Board of Directors prepare a sustainability report, as described in the proxy materials. This proposal was defeated with approximately 8.61% of the shares present or represented and voting at the Annual Meeting voting for the proposal and approximately 91.39% of the shares voting against the proposal.

For	Against	Abstained	Broker Non-Vote
40,188,209	426,570,138	119,467,837	160,152,988

Proposal 7

The shareholder proposal requesting that the Board amend the Company’s bylaws to establish a Board committee on sustainability, as described in the proxy materials. This proposal was defeated with approximately 5.18% of the shares present or represented and voting at the Annual Meeting voting for the proposal and approximately 94.82% of the shares voting against the proposal.

For	Against	Abstained	Broker Non-Vote
25,093,630	459,476,961	101,655,594	160,152,987

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

The following exhibits are furnished herewith:

Exhibit Number	Description

10.1	Apple Inc. 2003 Employee Stock Plan, as amended through February 25, 2010.

10.2	Apple Inc. 1997 Director Stock Plan, as amended through February 25, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

APPLE INC.

Date: March 1, 2010	By:	/s/ Bruce Sewell
D. Bruce Sewell
Senior Vice President, General Counsel and Secretary